                                                                    Exhibit 10.8

                                    GUARANTY

         This GUARANTY dated as of November __, 2005 (the "GUARANTY"), is given, by ENCLAVES GROUP, INC., a Delaware  corporation (the "GUARANTOR"),  in favor of
CORNELL CAPITAL  PARTNERS,  LP,  MONTGOMERY  EQUITY PARTNERS,  LTD. and HIGHGATE
HOUSE FUNDS, LTD. (collectively, the "INVESTORS"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in those  Amended and Restated  Convertible  Debentures  dated May 16, 2005,  which obligations have been assumed pursuant to that certain Assignment and Assumption
Agreement of even date herewith (the "Assumption  Agreement")  given by ENCLAVES
GROUP,  INC.  (f/k/a  Alliance  Towers,   Inc.),  a  Delaware  corporation  (the
"COMPANY") to Guarantor,  which  obligations are held by the Investors,  as such obligations are amended, restated,  supplemented or otherwise modified from time
to  time,   individually  a  "CONVERTIBLE   DEBENTURE"  and   collectively   the
"CONVERTIBLE DEBENTURES."

                                    WHEREAS:

         A.       To  induce  the  Investors  to  acknowledge   and  accept  the
transfer,  assignment,  and  assumption of the  Transaction  Documents and other
Purchased  Assets from the Guarantor to the Company,  subject to the lien of the
Convertible  Debentures  and other  Investor  Liabilities,  as referenced in the
Assumption  Agreement,  the Guarantor has agreed to provide this guaranty of the payment  and  performance  obligations  of the  Company  under  the  Convertible
Debentures,  the  Securities  Purchase  Agreement  dated  December 28, 2004, the
Amended and Restated Investor  Registration  Rights  Agreement,  the Irrevocable
Transfer Agent  Instructions,  the Security  Agreement,  and related Transaction
Documents all as in effect on the date herewith.

         B.       The Guarantor is an affiliate of the Company and the Guarantor acknowledges  that without this Guaranty the  Investors  would not be willing to accept the Convertible Debentures as obligations of the Company.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants set forth herein,  and for other good and valuable  consideration  the receipt and sufficiency of which is hereby  acknowledged,  the Guarantors hereby agrees as follows:

1.       GUARANTY.

         1.1      GUARANTY.  Except as  otherwise  provided in this Section 1.1,
the   Guarantor,   as  direct   obligor   and  not  merely  as  surety,   hereby
unconditionally,  absolutely,  and  irrevocably  guarantees to the Investors (i)
that the Company shall repay to the Investors the principal  amount plus accrued interest within the period of time provided in the Convertible  Debentures,  and all  other  amounts  due to the  Investors  under  the  Convertible  Debentures, including,  without  limitation,  all reasonable  fees and costs incurred by the
Investors  in  collecting  or  securing or  attempting  to collect or secure the
Convertible  Debentures,  including  reasonable  attorneys'  fees and  expenses, whether or not involving  litigation and/or appellate or bankruptcy  proceedings
(collectively, the "OBLIGATIONS"),  and (ii) the full and prompt performance and payment of all of the Company's Obligations under the Convertible Debentures and the other Transaction  Documents.  Except as otherwise  provided in this Section
1.1, if the Company  should  default in the payment or performance of any of the
Obligations,  the Guarantor, jointly and severally with the Guarantor, as direct obligor  and not  merely  as a  surety,  shall  forthwith  pay or  perform  such
Obligations  without  notice or demand by the Investors in the manner and on the day  required by this  Guaranty.  Notwithstanding  anything to the  contrary set forth above and solely with respect to the original  principal  amount due under the Convertible  Debentures,  the Guarantor shall be solely  responsible for the payment of a maximum of $5,500,000 in principal plus interest.

         1.2      CONTINUING   GUARANTY.   The   Guarantor   agrees  that  their
obligations  pursuant  to  this  Section  1  are  unconditional,  absolute,  and irrevocable and shall not be released,  discharged or affected in any way by any circumstances or condition, including without limitation:

                  (a)      any amendment or  modification or other change to any
of the Transaction Documents;

                  (b)      any  failure,  omission  or  delay on the part of the
Company to conform or comply with any term of any of the Transaction Documents;

                  (c)      any release or  discharge  by operation of law of the
Company or any Guarantor  from any  obligation or agreement  contained in any of the Transaction Documents or this Guaranty; and

                  (d)      any  other  occurrence,  circumstance,  happening  or
event,  whether  similar or dissimilar to the foregoing and whether  foreseen or unforeseen,  which  otherwise might  constitute a legal or equitable  defense or discharge of the  liabilities of a guarantor or surety or which  otherwise might limit recourse against the Company or the Guarantor.

         1.3.     GUARANTY OF PAYMENT AND NOT OF  COLLECTION.  The  liability of the Guarantor  shall be continuing,  direct and immediate and not conditional or contingent  upon  either the pursuit of any  remedies  against  the  Company,  a
Guarantor or any other person or foreclosure of any security  interests or liens available to the Investors, its successors,  endorsees or assigns. The Investors may accept any payment(s),  plan for adjustment of debts, plan of reorganization or  liquidation,  or plan of composition or extension  proposed by, or on behalf of,  the  Company  or any  other  guarantor  without  in any  way  affecting  or discharging  the liability of the Guarantor.  If the  Obligations  are partially paid,  the Guarantor  shall remain  liable for any balance of such  Obligations.
This Guaranty shall be revived and reinstated in the event any payment  received by The Investors on any  Obligation is required to be repaid or rescinded  under present or future  federal or state law or  regulation  relating to  bankruptcy, insolvency or other relief of debtors.

         1.4      DISCHARGE.  The  Guarantor  covenants  and  agrees  that  this
Guaranty  will  not be  discharged,  except  by  complete  performance  of their obligations contained herein.  Notwithstanding  anything to the contrary herein, so long as no amounts of principal, interest or other amounts whatsoever are due or would be made zero  simultaneously with the termination hereof, the Guarantor shall have the right to terminate this Guaranty at any time by providing written notice of such termination to the Investors.

         1.5      COSTS AND  EXPENSES.  Without  limiting any  obligation of the
Guarantor  hereunder,  the Guarantor agrees,  jointly and severally,  to pay all reasonable fees and costs incurred by the Investors in collecting or securing or attempting  to collect or secure  this  Guaranty or the  Convertible  Debenture, including, without limitation,  reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.

         1.6      REPRESENTATIONS   AND   WARRANTIES.   The   Guarantor   hereby
represents and warrants to the Investors as follows:  (a) the Guarantor has full power,  right and authority to enter into and perform his obligations under this
Guaranty,  and this  Guaranty  has  been  duly  executed  and  delivered  by the
Guarantor and constitutes the valid and binding  obligation of the Guarantor and is enforceable  against the Guarantor in accordance  with its terms. No permits, approvals or consents of or notifications to (a) any governmental  entities,  or
(b) any  other  persons  or  entities  are  necessary  in  connection  with  the execution,  delivery and  performance by the Guarantors of this Guaranty and the consummation by the Guarantors of the transactions  contemplated hereby. Neither the  execution  and  delivery  of  this  Guaranty  by  the  Guarantors  nor  the performance by them of the transactions contemplated hereby will:

                  (i)      violate or conflict with or result in a breach of any
provision  of any law,  statute,  rule,  regulation,  order,  permit,  judgment, ruling,  injunction,  decree or other  decision  (collectively,  "RULES") of any court or other  tribunal  or any  governmental  entity  or agency  binding  on a
Guarantor or his properties, or conflict with or cause an event of default under any contract or agreement of a Guarantor; or

                  (ii)     require   any   authorization,   consent,   approval,
exemption  or  other  action  by or  notice  to  any  court,  administrative  or governmental body, person, entity or any other third party.

2.       MISCELLANEOUS.

         2.1      NOTICES,  CONSENTS,  ETC.  Any notices,  consents,  waivers or other  communications  required or  permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered  personally;  (ii) upon receipt, when sent by facsimile (provided confirmation of transmission  is  mechanically or  electronically  generated and kept on file by the sending  party);  or (iii) one (1) trading day after deposit with a nationally  recognized  overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile  numbers for such communications shall be:

If to the Guarantor:       Enclaves Group, Inc.
                           45 Knollwood Road, Fifth Floor
                           Elmsford, New York 10523
                           Attention:  Daniel G. Hayes
                           Telephone:  (914) 592-2100
                           Facsimile:  (914) 592-2105

With Copies to:            Olshan Grundman Frome Rosenzweig &
                           Wolosky LLP
                           Park Avenue Tower

                           65 East 55th Street
                           New York, NY 10022
                           Attention:  Robert H. Friedman, Esq.
                           Telephone:  (212) 451-2220
                           Facsimile:  (212) 451-2222

If to the Investors:       Cornell Capital Partners, LP, Montgomery Equity
                           Partners, Ltd. and Highgate House Funds, Ltd.
                           101 Hudson Street - Suite 3700
                           Jersey City, New Jersey 07302
                           Attention:  Mark A. Angelo
                                       Portfolio Manager
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

With Copies to:            Troy Rillo, Esq.
                           101 Hudson Street - Suite 3700
                           Jersey City, New Jersey 07302
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

or at such other address and/or facsimile number and/or to the attention of such other person as the  recipient  party has  specified by written  notice given to each other  party  three (3)  trading  days prior to the  effectiveness  of such change.  Written  confirmation  of receipt  (A) given by the  recipient  of such
notice,   consent,   waiver  or  other   communication,   (B)   mechanically  or
electronically  generated by the sender's facsimile machine containing the time, date,  recipient  facsimile  number  and an  image  of the  first  page  of such transmission  or (C)  provided by a  nationally  recognized  overnight  delivery service, shall be rebuttable evidence of personal service,  receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         2.2      WAIVER OF PRESENTMENT.  To the fullest extent permitted by law
and  except  as  otherwise   provided   herein,   the  Guarantor  waive  demand,
presentment,  protest,  notice of dishonor, suit against or joinder of any other person,  and all other  requirements  necessary to charge or hold the  Guarantor liable with respect to this Guaranty.

         2.3      SEVERABILITY.  If any  provision of this  Guaranty is, for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless  be valid and enforceable and will remain in full force and effect.
Any provision of this Guaranty that is held invalid or  unenforceable by a court of competent  jurisdiction  will be deemed  modified to the extent  necessary to make it valid and  enforceable  and as so modified will remain in full force and effect.

         2.4      AMENDMENT  AND WAIVER.  This  Guaranty may be amended,  or any provision of this Guaranty may be waived,  provided  that any such  amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto.  The waiver by any such party hereto of a breach of any  provision  of this  Guaranty  shall not operate or be construed as a waiver of any other breach.

         2.5.     HEADINGS.  The subject  headings of Articles  and  Sections of this Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         2.6      ASSIGNMENT.  This  Guaranty  will be binding upon and inure to the benefit of the parties hereto and their respective  successors and permitted assigns,  but will not be  assignable or delegable by the  Guarantor.  Except as otherwise provided herein,  this Note shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.

         2.7.     FURTHER ASSURANCES.  Each party will execute all documents and take such other actions as the other parties may reasonably  request in order to consummate the  transactions  provided for herein and to accomplish the purposes of this Guaranty.

         2.8      THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the  stated  beneficiaries  of this  Guaranty  and  their  respective  permitted successors  and  assigns,  any  rights  or  remedies  under or by reason of this
Guaranty.

         2.9      NO STRICT  CONSTRUCTION.  The language  used in this  Guaranty will be deemed to be the language  chosen by the parties hereto to express their mutual intent,  and no rule of strict  construction  will be applied against any party hereto.

         2.10     EVENT OF DEFAULT.  For purposes of this Guaranty,  an event of default shall be deemed to have occurred hereunder:

                  (a)      If the Company should  default under the  Convertible
Debenture  or in the  payment  or  performance  of any of the  Obligations,  the
Guarantor  shall  fail for any  reason or for no  reason,  to  forthwith  pay or perform such Obligations without notice or demand by the Investors in the manner and on the day required this Guaranty; or

                  (b)      if the Guarantor  makes an assignment for the benefit
of  creditors or admits in writing its  inability to pay its debts  generally as they  become due; or an order,  judgment or decree is entered  adjudicating  the
Guarantor  bankrupt  or  insolvent;  or any order for relief  with  respect to a
Guarantor is entered under any  bankruptcy or insolvency  laws; or the Guarantor petitions  or  applies  to any  tribunal  for the  appointment  of a  custodian, trustee,  receiver or liquidator of the Guarantor of any substantial part of the assets of the Guarantor,  or commences any proceeding  relating to the Guarantor under any bankruptcy reorganization,  arrangement,  insolvency,  readjustment of debt,  dissolution or liquidation law of any jurisdiction;  or any such petition or  application  is filed,  or any such  proceeding  is  commenced,  against the
Guarantor.

                  (c)      if  the  Guarantor   should   default  in  any  other
obligation set forth in this Agreement.

                  (d)      if  the  Guarantor   should  default  in  the  Pledge
Agreement.

Upon an event of default,  all of the  obligations  of the  Guarantor  hereunder shall be  immediately  due and  payable  without  any  action on the part of the
Investors, and the Investors shall be entitled to seek and institute any and all remedies  available  to it. No remedy  conferred  under this  Guaranty  upon the
Investors  are intended to be  exclusive  of any other  remedy  available to the
Investors,  pursuant to the terms of this  Guaranty or  otherwise.  No single or partial exercise by the Investors of any right,  power or remedy hereunder shall preclude any other or further exercise thereof.  The failure of the Investors to exercise  any right or remedy  under this  Guaranty  or  otherwise,  or delay in exercising such right or remedy, shall not operate as a waiver thereof.

         2.11     REMEDIES,  OTHER OBLIGATIONS,  BREACHES AND INJUNCTIVE RELIEF.
The  Investor's  remedies  provided in this Guaranty  shall be cumulative and in addition to all other remedies available to the Investors under this Guaranty or otherwise,  at law or in  equity  (including  a decree of  specific  performance and/or other  injunctive  relief),  no remedy of the Investors  contained herein shall be deemed a waiver of compliance  with the provisions  giving rise to such remedy and nothing  herein  shall limit the  Investor's  right to pursue  actual damages  for any  failure  by a  Guarantor  to  comply  with  the  terms of this
Guaranty. Every right and remedy of the Guarantor under any document executed in connection with this transaction, including but not limited to this Guaranty and the Transaction  Documents or under applicable law may be exercised from time to time and as often as may be deemed  expedient by the  Investors.  The  Guarantor acknowledges  that a breach by the Guarantor of its  obligations  hereunder will cause  irreparable harm to the Investors and that the remedy at law for any such breach may be inadequate.  The Guarantor  therefore agrees that, in the event of any such breach or threatened  breach by the Guarantor,  the Investors  shall be entitled,  in  addition  to  all  other  available  remedies,  to an  injunction restraining  any breach,  and  specific  performance  without the  necessity  of showing economic loss and without any bond or other security being required.

         2.12     GOVERNING  LAW;  JURISDICTION.  All questions  concerning  the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New Jersey,  without giving effect to any choice of law or conflict of law  provision or rule (whether of the State of New Jersey or any other  jurisdictions)  that would cause the  application of the laws of any  jurisdictions  other than the State of New  Jersey.  Each party hereby irrevocably submits to the exclusive  jurisdiction of the Superior Courts of the State of New Jersey,  sitting in the city of Jersey City,  Hudson County,
New Jersey and the Federal District Court for the District of New Jersey sitting in Newark,  New Jersey,  for the  adjudication  of any dispute  hereunder  or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court,  that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby  irrevocably waives personal service of process and consents  to process  being  served in any such suit,  action or  proceeding  by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall  constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         2.13     WAIVER  OF  JURY  TRIAL.  AS A  MATERIAL  INDUCEMENT  FOR  THE
INVESTORS TO LOAN TO THE COMPANY THE MONIES UNDER THE CONVERTIBLE  DEBENTURE AND
TO ACCEPT THIS GUARANTY,  THE GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY
IN ANY LEGAL PROCEEDING  RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL
OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

         2.14     ENTIRE  AGREEMENT.   This  Guaranty  (including  the  recitals
hereto) and the Transaction  Documents set forth the entire understanding of the parties with respect to the subject matter hereof,  and shall not be modified or affected by any offer, proposal,  statement or representation,  oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be signed as of the date first written above.

                                          ENCLAVES GROUP, INC.
                                          By: /s/ Daniel G. Hayes
                                              ----------------------------------
                                          Name: Daniel G. Hayes, President & CEO